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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 2003
        ------------------------------------------------



                                W. R. GRACE & CO.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-13953                65-0773649
 ----------------------------   ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                   7500 Grace Drive, Columbia, Maryland 21044
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT




Item 9.  Regulation FD Disclosure (provided under Item 12).
         ------------------------------------------------

         On April 22, 2003, W. R. Grace & Co. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1. The information in Exhibit 99.1 is being furnished under Item 12 of this Report on Form 8-K.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                           W. R. GRACE & CO.
                                                     ---------------------------
                                                             (Registrant)



                                                     By   /s/ Mark A. Shelnitz
                                                       ------------------------
                                                              Mark A. Shelnitz
                                                                 Secretary

Dated:  April 23, 2003





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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------



Exhibit No.         Description
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99.1                Press release issued by W. R. Grace & Co. announcing
                    financial results for the 2003 first quarter